UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2010 (May 6, 2010)

HOLLY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-03876	75-1056913
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification Number)

100 Crescent Court,
Suite 1600
Dallas, Texas	75201-6915
(Address of principal	(Zip code)
executive offices)
Registrant’s telephone number, including area code: (214) 871-3555
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On May 6, 2010, Holly Corporation (the “Company”), as the borrower, the Guarantors party thereto, Bank of America, N.A., as administrative agent, and each of the financial institutions parties thereto as lenders, entered into that certain First Amendment to Second Amended and Restated Credit Agreement (the “Amendment”), which amended certain terms of the Second Amended and Restated Credit Agreement, dated as of April 7, 2009 (the “Credit Agreement”). The Amendment, among other things, (1) lowers the Company’s quarterly consolidated interest coverage ratio covenant from 3.0x to 2.5x for the fiscal quarters ending prior to March 31, 2011, and from 3.0x to 2.75x for each quarter ending thereafter, (2) effective through March 31, 2011, modifies the Company’s calculation of consolidated interest coverage ratio and consolidated leverage ratio to more accurately reflect current results from operations, (3) amends the debt and lien covenants by increasing an existing debt basket and providing for greater flexibility, and (4) restates applicable provisions to permit lenders, other than the agent, to be an issuing bank for letters of credit under the Credit Agreement.
     The description of the Amendment herein is qualified by reference to the copy of the Amendment filed as Exhibit 10.1 to this report, which is incorporated by reference into this report in its entirety.
Item 8.01 Other Events.
     In connection with the Amendment, the Company, each Subsidiary of the Company from time to time party thereto and Bank of America, N.A., as administrative agent, entered into Amendment No. 2 (“Amendment No. 2”), dated as of May 6, 2010, to the Guarantee and Collateral Agreement dated as of July 1, 2004 (as amended by the First Amendment to Guarantee and Collateral Agreement and Reaffirmation and Assumption Agreement dated as of April 7, 2009).
     A copy of Amendment No. 2 is filed as Exhibit 10.2 to this report, which is incorporated by reference into this report in its entirety.
Item 9.01 Financial Statements and Exhibits.

10.1	—	First Amendment to Second Amended and Restated Credit Agreement dated as of May 6, 2010 by and among Holly Corporation, as the borrower, the Guarantors party thereto, Bank of America, N.A., as administrative agent, and each of the financial institutions parties thereto as lenders.

10.2		Amendment No. 2, dated as of May 6, 2010, to the Guarantee and Collateral Agreement dated as of July 1, 2004 (as amended by the First Amendment to Guarantee and Collateral Agreement and Reaffirmation and Assumption Agreement dated as of April 7, 2009), among Holly Corporation, each Subsidiary of the Holly Corporation from time to time party thereto and Bank of America, N.A. as administrative agent.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOLLY CORPORATION
By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Senior Vice President and Chief Financial Officer
Date: May 11, 2010

EXHIBIT INDEX

Exhibit
Number		Exhibit Title

10.1	—	First Amendment to Second Amended and Restated Credit Agreement dated as of May 6, 2010 by and among Holly Corporation, as the borrower, the Guarantors party thereto, Bank of America, N.A., as administrative agent, and each of the financial institutions parties thereto as lenders.

10.2		Amendment No. 2, dated as of May 6, 2010, to the Guarantee and Collateral Agreement dated as of July 1, 2004 (as amended by the First Amendment to Guarantee and Collateral Agreement and Reaffirmation and Assumption Agreement dated as of April 7, 2009), among Holly Corporation, each Subsidiary of the Holly Corporation from time to time party thereto, and Bank of America, N.A. as administrative agent.